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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-3


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  May 28, 1996
                                                 -----------------------------


                              Mark Solutions, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                   0-17118                  11-2864481
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)

Parkway Technical Center
1515 Broad Street
Bloomfield, New Jersey                                            07003
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, Including Area Code: (201) 893-0500
                                                    --------------------------


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             Former Name and Address, if Changed Since Last Report

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                              MARK SOLUTIONS, INC.

                                    Form 8-K
                            Event Date May 28, 1996


                    INFORMATION TO BE INCLUDED IN THE REPORT


This amendment No. 3 to the Current Report on Form 8-K amends Item 7 of the Form 8-K of Mark Solutions, Inc. ("Mark") dated May 28, 1996 to include Exhibit No. 3:


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

       1. Stock Purchase Agreement between Mark and Ian Baverstock, Jonathan Newth, David Payne and Joanna Tubbs dated April 5, 1996.

       2. Stock Purchase Agreement between Mark and Christopher Cummins and Moira Addington dated April 24, 1996.

       3.  Supplemental letter from Baker Tilly dated June 10, 1997.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


Date:   June 25, 1997

                                            MARK SOLUTIONS, INC.


                                            By:  /s/ Carl Coppola
                                                 -----------------------------
                                                 Carl Coppola- President and
                                                 Chief Executive Officer